ING Separate Portfolios Trust

ING SPorts Core Plus Fixed Income Fund (“Fund”)

Supplement dated August 8, 2008

to the Prospectus and Statement of Additional Information (“SAI”),

each dated July 31, 2008

Effective August 1, 2008, the Fund will re-direct its investment focus from that of investing in domestic bonds to a policy of investing in international fixed-income securities. There will be no change to the Fund’s principal investment strategies as a result of the international fixed-income investment focus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE